SECURITIES AND EXCHANGE COMMISSION



                        Washington, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): July 31, 1995



                            OMNICARE, INC.
      ---------------------------------------------------------
        (Exact name of registrant as specified in its charter)




                               Delaware
      ---------------------------------------------------------
            (State or other jurisdiction of incorporation)



            1-8269                       31-1001351
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     (Commission File Number) (IRS Employer Identification No.)



   2800 Chemed Center, 255 E. Fifth Street, Cincinnati, Ohio 45202
   ---------------------------------------------------------------
      (Address of principal executive offices)        (Zip Code)



  Registrant's telephone number, including area code: (513) 762-6666
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Item 5.  Other Events
         ------------


          Omnicare, Inc. earned $1,978,000 or $0.08 per share ($0.07 fully diluted) on sales of $33,290,000 for the month ended July 31, 1995. The unaudited consolidated financial results include the results of Specialized Pharmacy Services, Inc., acquired on June 30, 1995 in a transaction accounted for as a pooling-of-interests.

                              SIGNATURE
                              ---------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             Omnicare, Inc.
                                   -----------------------------
                                             (Registrant)



Date:  August 23, 1995             By   /s/Thomas R. Marsh
                                        -------------------------
                                        Thomas R. Marsh
                                        Vice President and
                                        Controller and Acting
                                        Treasurer
                                        (Principal Financial and
                                        Accounting Officer)